Washington Federal, Inc.
Fact Sheet
March 31, 2017
($ in Thousands)

	As of 09/16		As of 12/16		As of 03/17
Loan Loss Reserve - Total	$116,729		$123,356		$126,972
General and Specific Allowance	113,494		118,456		121,922
Commitments Reserve	3,235		4,900		5,050
Allowance as a % of Gross Loans	1.07%		1.09%		1.09%

	09/16 QTR	09/16 YTD	12/16 QTR	12/16 YTD	03/17 QTR	03/17 YTD
Loan Originations - Total	$1,190,431	$3,948,534	$1,241,046	$1,241,046	$944,083	$2,185,129
Single-Family Residential	236,184	692,575	215,241	215,241	170,547	385,788
Construction	230,597	900,649	338,599	338,599	167,422	506,021
Construction - Custom	144,095	421,816	122,955	122,955	120,646	243,601
Land - Acquisition & Development	25,956	59,511	16,229	16,229	10,336	26,565
Land - Consumer Lot Loans	10,405	29,661	9,065	9,065	8,158	17,223
Multi-Family	63,280	361,261	111,959	111,959	93,279	205,238
Commercial Real Estate	88,770	353,265	164,098	164,098	77,949	242,047
Commercial & Industrial	370,481	1,051,950	243,924	243,924	277,676	521,600
HELOC	19,882	74,538	18,391	18,391	17,221	35,612
Consumer	781	3,308	585	585	849	1,434

Purchased Loans (including acquisitions)	$53,774	$105,420	$—	$—	$72,856	$72,856

Net Loan Fee and Discount Accretion	$6,730	$29,898	$6,762	$6,762	$5,764	$12,526

Repayments
Loans	$851,578	$2,935,167	$896,109	$896,109	$710,691	$1,606,800
MBS	142,329	462,973	178,169	178,169	96,900	275,069

MBS Premium Amortization	$3,962	$12,920	$5,039	$5,039	$2,992	$8,031

Efficiency
Operating Expenses/Average Assets	1.49%	1.60%	1.46%	1.46%	1.55%	1.50%
Efficiency Ratio (%)	48.54%	50.80%	47.23%	47.23%	48.76%	48.00%
Amortization of Intangibles	$548	$2,369	$521	$521	$398	$919

EOP Numbers
Shares Issued and Outstanding	89,680,847		89,272,268		89,438,563

Share repurchase information
Remaining shares authorized for repurchase	5,039,310		4,231,553		4,157,081
Shares repurchased	707,642	3,867,563	757,768	757,768	477	758,245
Average share repurchase price	$25.20	$22.72	$26.90	$26.90	$33.55	$26.91

Washington Federal, Inc.
Fact Sheet
March 31, 2017
($ in Thousands)

Tangible Common Book Value	As of 09/16		As of 12/16		As of 03/17
$ Amount	$1,678,742		$1,703,133		$1,718,625
Per Share	18.72		19.08		19.22

# of Employees	1,806		1,813		1,797
Investments
Available-for-sale:
Agency MBS	$1,072,912		$959,661		$916,006
Other	849,982		482,274		472,776
	$1,922,894		$1,441,935		$1,388,782
Held-to-maturity:
Agency MBS	$1,417,599		$1,752,010		$1,697,650
	$1,417,599		$1,752,010		$1,697,650

	As of 09/16		As of 12/16		As of 03/17
Loans Receivable by Category (a)	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,658,830	51.7%	$5,624,263	49.6%	$5,693,072	48.9%
Construction	1,110,411	10.1	1,265,747	11.2	1,311,635	11.3
Construction - Custom	473,069	4.3	494,447	4.4	527,319	4.5
Land - Acquisition & Development	118,497	1.1	119,085	1.1	118,726	1.0
Land - Consumer Lot Loans	104,567	1.0	101,104	0.9	101,227	0.9
Multi-Family	1,124,290	10.3	1,217,594	10.7	1,266,911	10.9
Commercial Real Estate	1,093,639	10.0	1,207,573	10.7	1,296,039	11.1
Commercial & Industrial	978,589	8.9	1,025,821	9.1	1,071,629	9.2
HELOC	149,716	1.4	148,452	1.3	146,172	1.3
Consumer	139,000	1.3	124,547	1.1	107,759	0.9
	10,950,608	100%	11,328,633	100%	11,640,489	100%
Less:
ALL	113,494		118,456		121,922
Loans in Process	879,484		1,027,168		1,009,937
Net Deferred Fees, Costs and Discounts	46,710		46,698		45,608
Sub-Total	1,039,688		1,192,322		1,177,467
	$9,910,920		$10,136,311		$10,463,022

Net Loan Portfolio by Category (a)	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,601,350	56.5%	$5,565,673	54.9%	$5,632,558	53.8%
Construction	475,022	4.8	486,784	4.8	564,133	5.4
Construction - Custom	227,348	2.3	233,867	2.3	248,878	2.4
Land - Acquisition & Development	88,408	0.9	95,997	0.9	96,330	0.9
Land - Consumer Lot Loans	101,435	1.0	98,118	1.0	98,252	0.9
Multi-Family	1,113,661	11.2	1,205,737	11.9	1,254,499	12.0
Commercial Real Estate	1,074,146	10.8	1,188,637	11.7	1,278,189	12.2
Commercial & Industrial	945,150	9.5	992,261	9.8	1,039,309	9.9
HELOC	147,737	1.5	146,790	1.4	144,642	1.4
Consumer	136,663	1.4	122,447	1.2	106,232	1.0
	$9,910,920	100%	$10,136,311	100%	$10,463,022	100%

(a) Some loans have been reclassified by loan type as a result of system conversion in 1Q16, primarily impacting Construction, Multi-family and Commercial Real Estate.

Washington Federal, Inc.
Fact Sheet
March 31, 2017
($ in Thousands)

	As of 09/30/16			As of 12/31/16			As of 03/31/17
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington (WA)	$5,100,754	48.1%	81	$5,196,140	48.8%	81	$5,146,140	48.4%	81
Idaho (ID)	782,413	7.4	25	768,704	7.2	24	785,092	7.4	24
Oregon (OR)	1,964,173	18.5	48	1,952,655	18.3	48	1,946,137	18.3	47
Utah (UT)	285,234	2.7	10	280,457	2.6	10	272,804	2.6	10
Nevada (NV)	340,324	3.2	11	333,789	3.1	11	335,266	3.2	11
Texas (TX)	94,113	0.9	5	97,276	0.9	5	94,656	0.9	5
Arizona (AZ)	1,188,335	11.2	31	1,173,538	11.0	31	1,193,459	11.2	31
New Mexico (NM)	845,506	8.0	27	845,016	7.9	27	857,253	8.1	27
Total	$10,600,852	100%	238	$10,647,575	100%	237	$10,630,807	100%	236

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (non-interest)	$1,091,738	10.3%		$1,124,169	10.6%		$1,142,372	10.7%
NOW (interest)	1,629,983	15.4		1,732,836	16.3		1,731,737	16.3
Savings (passbook/statement)	820,980	7.7		844,849	7.9		871,722	8.2
Money Market	2,462,891	23.2		2,492,483	23.4		2,466,868	23.2
Time Deposits	4,595,260	43.3		4,453,238	41.8		4,418,108	41.6
Total	$10,600,852	100%		$10,647,575	100%		$10,630,807	100%

Deposits greater than $250,000 - EOP	$2,250,622			$2,410,863			$2,426,837

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$824,019	0.82%		$933,770	0.76%		$930,544	0.71%
From 4 to 6 months	896,484	0.80%		896,254	0.74%		852,702	0.67%
From 7 to 9 months	618,180	0.89%		532,682	0.81%		429,013	0.79%
From 10 to 12 months	508,732	0.83%		391,159	0.80%		442,072	0.84%

Non-Performing Assets	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-accrual loans:
Single-Family Residential	$33,148	78.2%		$38,568	63.5%		$34,373	60.1%
Construction	—	—		—	—		—	—
Construction - Custom	—	—		—	—		240	0.4
Land - Acquisition & Development	58	0.1		603	1.0		80	0.1
Land - Consumer Lot Loans	510	1.2		969	1.6		1,129	2.0
Multi-Family	776	1.8		1,160	1.9		1,364	2.4
Commercial Real Estate	7,100	16.7		9,660	15.9		10,507	18.4
Commercial & Industrial	583	1.4		9,230	15.2		8,864	15.5
HELOC	239	0.6		480	0.8		583	1.0
Consumer	—	—		45	0.1		55	0.1
Total non-accrual loans	42,414	100%		60,715	100%		57,195	100%
Real Estate Owned	29,027			22,637			22,543
Total non-performing assets	$71,441			$83,352			$79,738

Non-accrual loans as % of total net loans	0.43%			0.60%			0.55%
Non-performing assets as % of total assets	0.48%			0.56%			0.53%

Washington Federal, Inc.
Fact Sheet
March 31, 2017
($ in Thousands)

	As of 9/30/16		As of 12/31/16		As of 03/31/17
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$228,186	87.3%	$217,943	87.2%	$204,955	87.6%
Construction	—	—	—	—	—	—
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	1,154	0.4	1,139	0.5	594	0.3
Land - Consumer Lot Loans	9,630	3.7	9,619	3.8	9,410	4.0
Multi-Family	1,505	0.6	1,496	0.6	1,131	0.5
Commercial Real Estate	19,434	7.4	18,179	7.3	16,290	7.0
Commercial & Industrial	—	—	—	—	—	—
HELOC	1,506	0.6	1,461	0.6	1,414	0.6
Consumer	116	—	113	—	107	—
Total restructured loans	$261,531	100%	$249,950	100%	$233,901	100%

Restructured loans were as follows:
Performing	$251,583	96.2%	$235,503	94.2%	$222,208	95.0%
Non-performing (b)	9,948	3.8	14,447	5.8	11,693	5.0
Total restructured loans	$261,531	100%	$249,950	100%	$233,901	100%
(b) Included in "Total non-accrual loans" above

	AMOUNT	CO % (c)	AMOUNT	CO % (c)	AMOUNT	CO % (c)
Net Charge-offs (Recoveries) by Category
Single-Family Residential	$(204)	(0.01)%	$3	—%	$157	0.01%
Construction	(388)	(0.14)	—	—	—	—
Construction - Custom	—	—	—	—	3	—
Land - Acquisition & Development	(2,063)	(6.96)	(3,985)	(13.39)	(4,168)	(14.04)
Land - Consumer Lot Loans	29	0.11	(53)	(0.21)	(180)	(0.71)
Multi-Family	—	—	—	—	—	—
Commercial Real Estate	(172)	(0.06)	(339)	(0.11)	(1,164)	(0.36)
Commercial & Industrial	(2,123)	(0.87)	(667)	(0.26)	(112)	(0.04)
HELOC	—	—	36	0.10	53	0.15
Consumer	(657)	(1.89)	(291)	(0.93)	195	0.72
Total net charge-offs (recoveries)	$(5,578)	(0.20)%	$(5,296)	(0.19)%	$(5,216)	(0.18)%
(c) Annualized Net Charge-offs (recoveries) divided by Gross Balance

Interest Rate Risk
One Year GAP		(10.1)%		(15.3)%		(14.7)%
NPV post 200 bps shock (d)		14.8%		13.9%		13.9%
Change in NII after 200 bps shock (d)		3.2%		1.7%		1.3%
(d) Assumes no balance sheet management actions taken

Washington Federal, Inc.
Fact Sheet
March 31, 2017
($ in Thousands)

Historical CPR Rates (e)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

9/30/2014	14.6%	13.4%
12/31/2014	15.9%	12.1%
3/31/2015	16.4%	13.9%
6/30/2015	18.7%	15.9%
9/30/2015	17.8%	14.5%
12/31/2015	16.7%	13.4%
3/31/2016	13.9%	12.0%
6/30/2016	17.3%	17.5%
9/30/2016	17.7%	20.0%
12/31/2016	19.3%	24.8%
3/31/2017	13.6%	13.5%

(e) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
March 31, 2017
Average Balance Sheet
($ in Thousands)

	Three Months Ended
	September 30, 2016			December 31, 2016			March 31, 2017
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$9,756,353	$114,283	4.65%	$10,013,798	$114,835	4.55%	$10,267,530	$116,034	4.58%
Mortgage-backed securities	2,568,917	13,820	2.13	2,537,585	12,789	2.00	2,664,959	16,226	2.47
Cash & investments	1,218,195	4,029	1.31	1,010,299	4,246	1.67	632,114	3,068	1.97
FHLB & FRB Stock	117,205	740	2.50	117,210	894	3.03	118,092	870	2.99

Total interest-earning assets	13,660,670	132,872	3.86%	13,678,892	132,764	3.85%	13,682,695	136,198	4.04%
Other assets	1,210,388			1,197,304			1,161,023
Total assets	$14,871,058			$14,876,196			$14,843,718

Liabilities and Equity
Customer accounts	10,610,740	13,423	0.50%	10,610,314	13,017	0.49%	10,578,631	12,392	0.48%
FHLB advances	2,080,000	16,633	3.17	2,080,000	16,595	3.17	2,102,556	16,079	3.10
Other borrowings	33	—	—	—	—	—	—	—	—

Total interest-bearing liabilities	12,690,773	30,056	0.94%	12,690,314	29,612	0.93%	12,681,187	28,471	0.91%
Other liabilities	205,817			201,233			153,105
Total liabilities	12,896,590			12,891,547			12,834,292
Stockholders’ equity	1,974,468			1,984,649			2,009,426
Total liabilities and equity	$14,871,058			$14,876,196			$14,843,718

Net interest income		$102,816			$103,152			$107,727

Net interest margin (1)			3.01%			3.02%			3.15%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
March 31, 2017
Delinquency Summary
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

March 31, 2017
Single-Family Residential	25,999	219	$5,692,305	74	36	163	273	1.05%	$53,147	0.93%
Construction	633	938	593,479	4	—	—	4	0.63	601	0.10
Construction - Custom	1,149	219	251,906	—	—	2	2	0.17	240	0.10
Land - Acquisition & Development	122	847	103,280	1	—	3	4	3.28	262	0.25
Land - Consumer Lot Loans	1,187	85	101,168	3	2	12	17	1.43	1,261	1.25
Multi-Family	968	1,309	1,266,845	—	—	4	4	0.41	1,224	0.10
Commercial Real Estate	1,067	1,215	1,296,019	7	1	10	18	1.69	6,342	0.49
Commercial & Industrial	1,836	584	1,071,622	13	2	32	47	2.56	4,964	0.46
HELOC	2,939	50	146,169	5	2	32	39	1.33	814	0.56
Consumer	4,542	24	107,759	70	19	75	164	3.61	601	0.56
	40,442	263	$10,630,552	177	62	333	572	1.41%	$69,456	0.65%

December 31, 2016
Single-Family Residential	26,259	214	$5,623,668	88	53	165	306	1.17%	$60,201	1.07%
Construction	638	804	513,046	3	—	1	4	0.63	341	0.07
Construction - Custom	1,079	219	236,668	2	1	—	3	0.28	157	0.07
Land - Acquisition & Development	126	819	103,148	1	—	4	5	3.97	1,262	1.22
Land - Consumer Lot Loans	1,204	84	101,045	4	2	15	21	1.74	1,076	1.06
Multi-Family	959	1,270	1,217,594	3	1	2	6	0.63	1,868	0.15
Commercial Real Estate	1,040	1,130	1,175,475	6	2	12	20	1.92	7,766	0.66
Commercial & Industrial	1,843	574	1,057,826	4	6	34	44	2.39	1,108	0.10
HELOC	2,931	51	148,448	7	—	32	39	1.33	1,375	0.93
Consumer	4,842	26	124,547	78	30	79	187	3.86	1,063	0.85
	40,921	252	$10,301,465	196	95	344	635	1.55%	$76,217	0.74%

September 30, 2016
Single-Family Residential	26,508	213	$5,658,122	93	39	173	305	1.15%	$56,665	1.00%
Construction	640	779	498,450	—	—	1	1	0.16	—	—
Construction - Custom	1,041	221	229,957	2	—	—	2	0.19	538	0.23
Land - Acquisition & Development	132	719	94,928	—	—	3	3	2.27	—	—
Land - Consumer Lot Loans	1,229	85	104,534	5	6	13	24	1.95	2,061	1.97
Multi-Family	944	1,191	1,124,290	2	1	3	6	0.64	1,983	0.18
Commercial Real Estate	1,074	1,018	1,093,549	1	2	10	13	1.21	4,868	0.45
Commercial & Industrial	1,832	534	978,582	—	3	32	35	1.91	42	—
HELOC	2,924	51	149,713	11	3	26	40	1.37	1,200	0.80
Consumer	5,094	27	139,000	93	34	66	193	3.79	922	0.66
	41,418	243	$10,071,125	207	88	327	622	1.50%	$68,279	0.68%